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                                                                    EXHIBIT 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                                  13-5160382
(State of incorporation                                                   (I.R.S. employer
if not a U.S. national bank)                                              identification no.)

One Wall Street, New York, N.Y.                                           10286
(Address of principal executive offices)                                  (Zip code)

                    = = = = = = = = = = = = = = = = = = = = =

                             NEW WORLD PASTA COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                                  52-2006441
(State or other jurisdiction of                                           (I.R.S. employer
incorporation or organization)                                            identification no.)

100 Crystal A Drive
Hershey, Pennsylvania                                                     17033
(Address of principal executive offices)                                  (Zip code)

                    = = = = = = = = = = = = = = = = = = = = =

               9-1/4% Senior Subordinated Exchange Notes Due 2009
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

Name                                                                       ADDRESS
----                                                                       -------
        SUPERINTENDENT OF BANKS OF THE STATE                   2 RECTOR STREET, NEW YORK, N.Y.
        OF NEW YORK                                            10006, AND ALBANY, N.Y. 12203
        FEDERAL RESERVE BANK OF NEW YORK                       33 LIBERTY PLAZA, NEW YORK, N.Y.
                                                               10045
        FEDERAL DEPOSIT INSURANCE CORPORATION                  WASHINGTON, D.C.  20429
        NEW YORK CLEARING HOUSE ASSOCIATION                    NEW YORK, NEW YORK   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

         16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of April, 1999.


                                             THE BANK OF NEW YORK


                                             By:      /s/ MICHELE L. RUSSO
                                             Name:    MICHELE L. RUSSO
                                             Title:   ASSISTANT TREASURER


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                                                           EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
        a member of the Federal Reserve System, at the close of business
       December 31, 1998, published in accordance with a call made by the
                      Federal Reserve Bank of this District
             pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
ASSETS                                                                            in Thousands
------                                                                            ------------
   Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin.....................................                         $3,951,273
     Interest-bearing balances..........................                             4,134,162
   Securities:
     Held-to-maturity securities........................                               932,468
     Available-for-sale securities......................                             4,279,246
   Federal funds sold and Securities
   purchased under agreements to resell....................                          3,161,626
   Loans and lease financing receivables:
     Loans and leases, net of unearned
     income.............................................                            37,861,802
     LESS: Allowance for loan and
     lease losses.......................................                               619,791
     LESS: Allocated transfer risk
     reserve............................................                                 3,572
     Loans and leases, net of unearned
     income, allowance, and reserve.....................                            37,238,439
   Trading Assets.......................................                             1,551,556
   Premises and fixed assets (including
   capitalized leases)..................................                               684,181
   Other real estate owned..............................                                10,404
   Investments in unconsolidated
   subsidiaries and associated companies......................                         196,032
   Customers' liability to this bank on
   acceptances outstanding................................                             895,160
   Intangible assets....................................                             1,127,375
   Other assets.........................................                             1,915,742
                                                                                   -----------
   Total assets.........................................                           $60,077,664
                                                                                   ===========

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
   LIABILITIES
   Deposits:
     In domestic office.................................                        $27,020,578
     Noninterest-bearing................................                         11,271,304
     Interest-bearing...................................                         15,749,274
     In foreign offices, Edge and
     Agreement subsidiaries, and IBFs........................                    17,197,743
     Noninterest-bearing................................                            103,007
     Interest-bearing...................................                         17,094,736
   Federal funds purchased and Securities
   sold under agreements to repurchase..................                          1,761,170
   Demand notes issued to the
   U.S.Treasury.........................................                            125,423
   Trading liabilities                                                            1,625,632
   Other borrowed money:
     With remaining maturity of one year
     or less............................................                          1,903,700
     With remaining maturity of more than
     one year through three years.......................                                  0
     With remaining maturity of more than
     three years........................................                             31,639
   Bank's liability on acceptances
   executed and outstanding................................                         900,390
   Subordinated notes and debentures....................                          1,308,000
   Other liabilities....................................                          2,708,852
                                                                                -----------
   Total liabilities....................................                         54,583,127
                                                                                ===========
   EQUITY CAPITAL
   Common stock.........................................                          1,135,284
   Surplus..............................................                            764,443
   Undivided profits and capital reserves...............                          3,542,168
   Net unrealized holding gains (losses)
    on available-for-sale securities....................                             82,367
   Cumulative foreign currency translation
   adjustments..........................................                           (29,725)
                                                                                -----------
   Total equity capital.................................                          5,494,537
                                                                                -----------
   Total liabilities and equity capital.................                        $60,077,664
                                                                                ===========

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       I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                  Thomas J. Mastro

       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni
Gerald L. Hassell                                       Directors
Alan R. Griffith

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